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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of Earliest Event Reported):
                              December 13, 1996


                            HEALTH CARE REIT, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                     1-8923                34-1096634
(State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)              File Number)        Identification No.)


One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio                43603-1475
(Address of principal executive offices)                            (Zip Code)

      (Registrant's telephone number, including area code): 419-247-2800


                       This Instrument contains 3 pages

                   The Exhibit Index is located on page 3.


ITEM 5.  OTHER EVENTS.

        In connection with the Company's Registration Statement on Form S-3 (File 33-64877) effective February 15, 1996, the Company has entered
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into an Underwriting Agreement with Alex. Brown & Sons, Incorporated, Smith
Barney Inc., and Everen Securities, Inc. (the "Representatives") for an offering of 2,200,000 Shares of Common Stock, $1.00 par value per share plus an additional 330,000 shares of Common Stock if the Representatives exercise the over-allotment option granted therein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements of Business Acquired.

                  None.

         (b)  Pro Forma Financial Information.

                  None.

         (c)  Exhibits.

              (1.1)  Underwriting Agreement.


                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        HEALTH CARE REIT, INC.

                                   By:  /s/ GEORGE L. CHAPMAN
                                        -------------------------
                                            George L. Chapman

                                   Its: Chairman of the Board, Chief
                                        Executive Officer and President


Dated: December 12, 1996



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                                EXHIBIT INDEX


                                 Designation
                                 Number Under


                    Item 601 of
Exhibit No.        Regulation S-K          Description          Page #
-----------        --------------          -----------          ------

   1.1                   1           Underwriting Agreement        4